NUVEEN TRADEWINDS GLOBAL ALL-CAP PLUS FUND

SUPPLEMENT DATED MARCH 16, 2012

TO THE SUMMARY PROSPECTUS DATED

NOVEMBER 30, 2011

David Iben, the current portfolio manager of the fund, has announced that he will depart from Tradewinds Global Investors, LLC in the latter part of the second calendar quarter of 2012, but will continue to serve as portfolio manager of the fund until further notice.

Effective immediately, the fund is closed to new investments, except for investments by defined contribution retirement plans that have existing fund accounts.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GPLU2S-0312P